Exhibit 99.2

Financial Supplement

Financial Information
as of December 31, 2012

(UNAUDITED)

The following supplement of information is provided to assist in your understanding of
Platinum Underwriters Holdings, Ltd.

This report is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Platinum Underwriters Holdings, Ltd.,
including the Company's Annual Report on Form 10-K.

Our Investor Relations Department can be reached at (203) 252-5833.

Platinum Underwriters Holdings, Ltd.
Overview
December 31, 2012

Address:	Investor Information:
Platinum Underwriters Holdings, Ltd.	Kenneth A. Kurtzman
The Belvedere Building	Tel: (203) 252-5833
69 Pitts Bay Road	Email: kkurtzman@platinumre.com
Pembroke, HM 08 Bermuda	Website: www.platinumre.com

Definitions and presentation:
All financial information contained herein is unaudited except for the information for the fiscal year ended December 31, 2011.  Amounts may not reconcile exactly due to rounding differences.

In presenting the Company's results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income or loss (pages 14-18), operating income or loss (page 7), related underwriting ratios (pages 14-18), book value per common share and fully converted book value per common share (page 11), are referred to as non-GAAP measures. These non-GAAP measures may be defined or calculated differently by other companies.  Management believes these measures, which are used to monitor the results of operations, allow for a more complete understanding of the underlying business.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  Reconciliations of such measures to the most comparable GAAP figures are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forward-Looking Statements:
This financial supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements are based on our current plans or expectations that are inherently subject to significant business, economic and competitive uncertainties and contingencies.  These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, us.  In particular, statements using words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import generally involve forward-looking statements.  The inclusion of forward-looking statements in this financial supplement should not be considered as a representation by us or any other person that our current plans or expectations will be achieved.  Numerous factors could cause our actual results to differ materially from those in forward-looking statements, including, but not limited to, the occurrence of severe natural or man-made catastrophic events; the effectiveness of our loss limitation methods and pricing models; the adequacy of our ceding companies’ ability to assess the risks they underwrite; the adequacy of our liability for unpaid losses and loss adjustment expenses; the effects of emerging claim and coverage issues on our business; our ability to maintain our A.M. Best and S&P ratings; our ability to raise capital on acceptable terms if necessary; our exposure to credit loss from counterparties in the normal course of business; our ability to provide reinsurance from Bermuda to insurers domiciled in the United States; the effect on our business of the cyclicality of the property and casualty reinsurance business; the effect on our business of the highly competitive nature of the property and casualty reinsurance industry; losses that we could face from terrorism, political unrest and war; our dependence on the business provided to us by reinsurance brokers and our exposure to credit risk associated with our brokers during the premium and loss settlement process; the availability of retrocessional reinsurance on acceptable terms; foreign currency exchange rate fluctuation; our ability to maintain and enhance effective operating procedures and internal controls over financial reporting; our need to make many estimates and judgments in the preparation of our financial statements; the limitations placed on our financial and operational flexibility by the representations, warranties and covenants in our debt and credit facilities; our ability to retain key executives and attract and retain additional qualified personnel in the future; the performance of our investment portfolio; the effects of changes in market interest rates on our investment portfolio; the concentration of our investment portfolio in any particular industry, asset class or geographic region; the effects that the imposition of U.S. corporate income tax would have on Platinum Underwriters Holdings, Ltd. and its non-U.S. subsidiaries; the risk that U.S. persons who hold our shares will be subject to adverse U.S. federal income tax consequences under certain circumstances; the risk that U.S. persons who dispose of our shares may be subject to U.S. federal income taxation at the rates applicable to dividends on all or a portion of their gains, if any; the risk that holders of 10% or more of our shares may be subject to U.S. income taxation under the “controlled foreign corporation” rules; the effect of changes in U.S. federal income tax law on an investment in our shares; the possibility that we may become subject to taxes in Bermuda; the effect on our business of potential changes in the regulatory system under which we operate; the impact of regulatory regimes and changes to accounting rules on our financial results, irrespective of business operations; the uncertain impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the dependence of the cash flows of Platinum Underwriters Holdings, Ltd., a holding company, on dividends, interest and other permissible payments from its subsidiaries to meet its obligations; the risk that our shareholders may have greater difficulty in protecting their interests than would shareholders of a U.S. corporation; and limitations on the ownership, transfer and voting rights of our common shares.  As a consequence, our future financial condition and results may differ from those expressed in any forward-looking statements made by, or on behalf of, us.  The foregoing factors should not be construed as exhaustive.  Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to revise or update forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.

Platinum Underwriters Holdings, Ltd.
Table of Contents

Section:	Page:
Financial Highlights:
a. Financial Highlights	3

Balance Sheet:
a. Condensed Consolidated Balance Sheets - by Quarter	4

Statements of Operations:
a. Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)	5
b. Condensed Consolidated Statements of Operations and Comprehensive Income - by Quarter	6

Other Company Data:
a. Computation of Net Operating Income (Loss) and Net Operating Income (Loss) per Diluted Common Share	7
b. Key Ratios, Share Data, Ratings	8

Earnings (Loss) and Book Value Per Common Share Analysis:
a. Computation of Basic and Diluted Earnings (Loss) Per Common Share	9
b. Computation of Basic and Diluted Earnings Per Common Share - by Quarter	10
c. Book Value Per Common Share – by Quarter	11

Statements of Cash Flow:
a. Condensed Consolidated Statements of Cash Flows	12
b. Condensed Consolidated Statements of Cash Flows - by Quarter	13

Segment Data:
a. Segment Reporting - Three Month Summary	14
b. Segment Reporting - Twelve Month Summary	15
c. Property and Marine Segment - by Quarter	16
d. Casualty Segment - by Quarter	17
e. Finite Risk Segment - by Quarter	18

Net Premiums Written Data:
a. Net Premiums Written - Supplemental Information	19
b. Premiums by Line of Business - Three Month Summary	20
c. Premiums by Line of Business - Twelve Month Summary	21

Investments:
a. Investments	22
b. Fixed Maturity Available-for-Sale Securities Detail	23
c. Corporate Bonds Detail	24
d. Municipal Bonds Detail	25
e. Net Realized Gains (Losses) on Investments and Net Impairment Losses on Investments	26

Loss Reserves:
a. Analysis of Losses and Loss Adjustment Expenses	27
b. Summary of Favorable (Unfavorable) Development of Losses and Related Premiums and Commissions	28

Exposures:
a. Estimated Exposure to Peak Zone Property Catastrophe Losses	29

Platinum Underwriters Holdings, Ltd.
Financial Highlights
December 31, 2012 and 2011
($ and amounts in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Highlights
Net premiums written	$133,901	$153,718	$565,000	$651,514
Net premiums earned	144,621	167,322	566,496	689,452
Underwriting income (loss)	107,817	(3,719)	212,217	(296,726)
Net investment income	22,031	29,758	99,947	125,863
Net operating income (loss) (1)	104,633	19,237	246,851	(207,643)
Net realized gains on investments	18,455	718	88,754	3,934
Net impairment losses on investments	(149)	(14,746)	(3,031)	(22,370)
Net income (loss)	$121,545	$7,064	$327,228	$(224,064)

Total assets	$4,333,303	$4,551,611	$4,333,303	$4,551,611
Investments and cash	3,947,694	4,170,044	3,947,694	4,170,044
Total shareholders' equity	1,894,534	1,690,859	1,894,534	1,690,859
Unpaid losses and loss adjustment expenses	$1,961,282	$2,389,614	$1,961,282	$2,389,614

Per share data
Common shares outstanding - end of period	32,722	35,526	32,722	35,526
Weighted average common shares outstanding - basic	32,674	36,117	33,714	36,901
Adjusted weighted average common shares outstanding - diluted	33,048	36,302	33,981	37,260
Basic earnings (loss) per common share	$3.71	$0.20	$9.67	$(6.04)
Diluted earnings (loss) per common share (2)	3.67	0.19	9.60	(6.04)
Operating income (loss) per common share - diluted (1)	3.16	0.53	7.26	(5.63)
Dividends per common share	0.08	0.08	0.32	0.32
Book value per common share (3)	$57.90	$47.59	$57.90	$47.59

(1)	See computation of net operating income (loss) and net operating income (loss) per diluted common share on page 7.
(2)
During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

(3)	See computation of basic book value per common share on page 11.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets – by Quarter
($ in thousands, except per share data)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011
Assets
Investments:
Fixed maturity securities	$2,054,498	$2,293,094	$2,423,834	$2,743,760	$2,788,700
Short-term investments	172,801	165,741	167,778	216,047	588,834
Cash and cash equivalents	1,720,395	1,662,679	1,465,983	1,167,848	792,510
Accrued investment income	21,299	23,856	24,541	29,337	29,440
Reinsurance premiums receivable	128,517	150,775	145,132	148,126	159,387
Reinsurance balances (prepaid and recoverable)	6,560	4,335	4,538	7,393	14,662
Funds held by ceding companies	114,090	113,310	111,408	95,357	94,546
Deferred acquisition costs	28,112	29,189	27,620	28,203	28,779
Reinsurance deposit asset	50,693	-	-	-	-
Other assets	36,338	49,943	54,103	52,349	54,753
Total assets	$4,333,303	$4,492,922	$4,424,937	$4,488,420	$4,551,611

Liabilities
Unpaid losses and loss adjustment expenses	$1,961,282	$2,160,154	$2,229,603	$2,315,527	$2,389,614
Unearned premiums	113,960	122,150	114,759	121,553	121,164
Debt obligations	250,000	250,000	250,000	250,000	250,000
Commissions payable	64,849	67,489	64,304	62,083	62,773
Other liabilities	48,678	103,183	44,444	32,362	37,201
Total liabilities	$2,438,769	$2,702,976	$2,703,110	$2,781,525	$2,860,752

Shareholders' Equity
Common shares	$327	$328	$332	$348	$355
Additional paid-in capital	209,897	211,546	227,482	285,503	313,730
Accumulated other comprehensive income	137,690	150,387	148,562	140,458	146,635
Retained earnings	1,546,620	1,427,685	1,345,451	1,280,586	1,230,139
Total shareholders' equity	$1,894,534	$1,789,946	$1,721,827	$1,706,895	$1,690,859

Total liabilities and shareholders' equity	$4,333,303	$4,492,922	$4,424,937	$4,488,420	$4,551,611

Book value per common share (1)	$57.90	$54.60	$51.84	$49.00	$47.59

(1)	Book value per common share is a non-GAAP financial measure as defined by Regulation G. See computation of book value per common share on page 11.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
($ and amounts in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Revenue
Net premiums earned	$144,621	$167,322	$566,496	$689,452
Net investment income	22,031	29,758	99,947	125,863
Net realized gains on investments	18,455	718	88,754	3,934
Net impairment losses on investments	(149)	(14,746)	(3,031)	(22,370)
Other income (expense)	527	(193)	(239)	645
Total revenue	185,485	182,859	751,927	797,524

Expenses
Net losses and loss adjustment expenses	(7,770)	125,032	183,660	805,437
Net acquisition expenses	28,412	34,904	115,437	133,177
Operating expenses	23,808	14,168	80,453	63,179
Net foreign currency exchange losses (gains)	292	(294)	1,055	(473)
Net changes in fair value of derivatives	-	(965)	-	4,329
Interest expense	4,777	4,770	19,098	19,072
Total expenses	49,519	177,615	399,703	1,024,721
Income (loss) before income taxes	135,966	5,244	352,224	(227,197)
Income tax expense (benefit)	14,421	(1,820)	24,996	(3,133)
Net income (loss)	$121,545	$7,064	$327,228	$(224,064)

Basic
Weighted average common shares outstanding	32,674	36,117	33,714	36,901
Basic earnings (loss) per common share	$3.71	$0.20	$9.67	$(6.04)

Diluted
Adjusted weighted average common shares outstanding	33,048	36,302	33,981	37,260
Diluted earnings (loss) per common share (1)	$3.67	$0.19	$9.60	$(6.04)

Comprehensive income (loss)
Net income (loss)	$121,545	$7,064	$327,228	$(224,064)
Other comprehensive income (loss), net of deferred taxes	(12,697)	19,797	(8,945)	171,123
Comprehensive income (loss)	$108,848	$26,861	$318,283	$(52,941)

(1)
During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Operations and Comprehensive Income – by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011
Revenue
Net premiums earned	$144,621	$138,588	$145,075	$138,212	$167,322
Net investment income	22,031	23,209	26,155	28,552	29,758
Net realized gains on investments	18,455	22,982	24,978	22,339	718
Net impairment losses on investments	(149)	(699)	(1,113)	(1,070)	(14,746)
Other income (expense)	527	(96)	(191)	(479)	(193)
Total revenue	185,485	183,984	194,904	187,554	182,859

Expenses
Net losses and loss adjustment expenses	(7,770)	45,117	67,117	79,196	125,032
Net acquisition expenses	28,412	26,168	30,200	30,657	34,904
Operating expenses	23,808	19,966	19,696	16,983	14,168
Net foreign currency exchange losses (gains)	292	541	(310)	532	(294)
Net changes in fair value of derivatives	-	-	-	-	(965)
Interest expense	4,777	4,775	4,774	4,772	4,770
Total expenses	49,519	96,567	121,477	132,140	177,615
Income before income taxes	135,966	87,417	73,427	55,414	5,244
Income tax expense (benefit)	14,421	2,553	5,895	2,127	(1,820)
Net income	$121,545	$84,864	$67,532	$53,287	$7,064

Basic
Weighted average common shares outstanding	32,674	32,996	33,914	35,291	36,117
Basic earnings per common share	$3.71	$2.56	$1.98	$1.50	$0.20

Diluted
Adjusted weighted average common shares outstanding	33,048	33,272	34,104	35,510	36,302
Diluted earnings per common share (1)	$3.67	$2.54	$1.97	$1.49	$0.19

Comprehensive income
Net income	$121,545	$84,864	$67,532	$53,287	$7,064
Other comprehensive income (loss), net of deferred taxes	(12,697)	1,825	8,104	(6,177)	19,797
Comprehensive income	$108,848	$86,689	$75,636	$47,110	$26,861

(1)
During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Computation of Net Operating Income (Loss) and Net Operating Income (Loss) per Diluted Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Net income (loss) attributable to common shareholders	$121,545	$7,064	$327,228	$(224,064)
Portion allocated to participating common shareholders (1)	(265)	(17)	(1,076)	1,189
Net income (loss) allocated to common shareholders	$121,280	$7,047	$326,152	$(222,875)

Adjustments for:
Net realized gains on investments, net of tax	$(17,023)	$(718)	$(83,102)	$(4,556)
Net impairment losses on investments, net of tax	112	13,134	2,729	20,275
Net foreign currency exchange losses (gains), net of tax	264	(226)	1,072	(487)
Net operating income (loss) (2)	$104,633	$19,237	$246,851	$(207,643)

Per diluted common share:
Net income (loss)	$3.67	$0.19	$9.60	$(6.04)
Adjustments for:
Net realized gains on investments	(0.52)	(0.02)	(2.45)	(0.12)
Net impairment losses on investments	-	0.36	0.08	0.54
Net foreign currency exchange losses (gains)	0.01	-	0.03	(0.01)
Net operating income (loss) per diluted common share (3)	$3.16	$0.53	$7.26	$(5.63)

Adjusted weighted average common shares outstanding - diluted (4)	33,048	36,302	33,981	36,901

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.
(2)
Net operating income (loss) is a non-GAAP measure as defined by Regulation G and represents net income (loss) after taxes excluding net realized gains and losses on investments, net impairment losses on investments and net foreign exchange gains and losses.

(3)	Net operating income (loss) per diluted common share is also a non-GAAP measure and is calculated by dividing net operating income (loss) by diluted weighted average shares outstanding for the period.
(4)	During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive. The adjusted weighted average common shares outstanding - diluted for the twelve months ended December 31, 2011 was 37,260.

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011
Key Ratios
Combined ratio (%)	25.4%	61.3%	76.3%	88.2%	102.2%
Investable assets to shareholders' equity ratio	2.08:1	2.30:1	2.36:1	2.42:1	2.47:1
Debt to total capital (%)	11.7%	12.3%	12.7%	12.8%	12.9%
Net premiums written (annualized) to shareholders' equity	0.28	0.33	0.33	0.34	0.36

Share Data
Book value per common share (1)	$57.90	$54.60	$51.84	$49.00	$47.59
Common shares outstanding (000's)	32,722	32,782	33,212	34,838	35,526

Market Price Per Common Share
High	$47.40	$43.08	$38.43	$37.64	$35.36
Low	40.89	37.58	34.97	32.94	27.53
Close	$46.00	$40.87	$38.10	$36.50	$34.11

Industry Ratings
Financial Strength Ratings:
A.M. Best Company, Inc.	A	A	A	A	A
Standard & Poor's Ratings Services	A-	A-	A-	A-	A-
Counterparty Credit Ratings (senior unsecured):
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services	BBB	BBB	BBB	BBB	BBB

Supplemental Data
Total employees	125	125	124	127	125

(1)	See computation of book value per common share on page 11.

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings (Loss) per Common Share
($ and amounts in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011
Earnings (Loss)
Basic and Diluted
Net income (loss) attributable to common shareholders	$121,545	$7,064	$327,228	$(224,064)
Portion allocated to participating common shareholders (1)	(265)	(17)	(1,076)	1,189
Net income (loss) allocated to common shareholders	$121,280	$7,047	$326,152	$(222,875)

Common Shares
Basic
Weighted average common shares outstanding	32,674	36,117	33,714	36,901
Diluted
Weighted average common shares outstanding	32,674	36,117	33,714	36,901
Effect of dilutive securities:
Common share options	204	59	171	164
Restricted share units	170	126	96	195
Adjusted weighted average common shares outstanding	33,048	36,302	33,981	37,260

Earnings (Loss) Per Common Share
Basic earnings (loss) per common share	$3.71	$0.20	$9.67	$(6.04)
Diluted earnings (loss) per common share (2)	$3.67	$0.19	$9.60	$(6.04)

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.
(2)
During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings per Common Share – by Quarter
($ and amounts in thousands, except per share data)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011
Earnings
Basic and Diluted
Net income attributable to common shareholders	$121,545	$84,864	$67,532	$53,287	$7,064
Portion allocated to participating common shareholders (1)	(265)	(234)	(278)	(208)	(17)
Net income allocated to common shareholders	$121,280	$84,630	$67,254	$53,079	$7,047

Common Shares
Basic
Weighted average common shares outstanding	32,674	32,996	33,914	35,291	36,117
Diluted
Weighted average common shares outstanding	32,674	32,996	33,914	35,291	36,117
Effect of dilutive securities:
Common share options	204	179	142	135	59
Restricted share units	170	97	48	84	126
Adjusted weighted average common shares outstanding	33,048	33,272	34,104	35,510	36,302

Earnings Per Common Share
Basic earnings per common share	$3.71	$2.56	$1.98	$1.50	$0.20
Diluted earnings per common share (2)	$3.67	$2.54	$1.97	$1.49	$0.19

(1)	Represents earnings attributable to holders of unvested restricted shares issued under the Company's share incentive plans that are considered to be participating securities.
(2)
During a period of loss, the basic weighted average common shares outstanding is used in the denominator of the diluted loss per common share computation as the effect of including potential dilutive shares would be anti-dilutive.

Platinum Underwriters Holdings, Ltd.
Book Value Per Common Share – by Quarter
($ and amounts in thousands, except per share data)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011
Price per share at period end	$46.00	$40.87	$38.10	$36.50	$34.11

Shareholders' equity	$1,894,534	$1,789,946	$1,721,827	$1,706,895	$1,690,859
Add: Assumed exercise of share options	27,688	29,669	31,209	32,356	18,925
Shareholders' equity - diluted	$1,922,222	$1,819,615	$1,753,036	$1,739,251	$1,709,784

Basic common shares outstanding (1)	32,722	32,782	33,212	34,838	35,526
Add: Management and directors' options (2)	833	903	968	1,014	624
Add: Directors' and officers' restricted share units	536	515	406	405	321
Diluted common shares outstanding	34,091	34,200	34,586	36,257	36,471

Book value per common share (3)
Book value per common share	$57.90	$54.60	$51.84	$49.00	$47.59
Fully converted book value per common share	$56.39	$53.21	$50.69	$47.97	$46.88

(1)	As of December 31, 2012, there were 32,722 common shares issued and outstanding. Included in this number were 73 restricted shares issued but unvested.
(2)	As of December 31, 2012, these were options with a price below the closing share price of $46.00.
(3)	Book value per common share and fully converted book value per common share are non-GAAP financial measures as defined by Regulation G.

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows
($ in thousands)

	Three Months Ended		Twelve Months Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011

Net cash provided by (used in) operating activities	$(146,368)	$(71,852)	$(165,337)	$(33,706)

Net cash provided by (used in) investing activities	216,909	(207,148)	1,219,400	(24,211)

Net cash provided by (used in) financing activities	(6,696)	(63,601)	(121,912)	(153,093)

Effect of foreign currency exchange rate changes on cash	(6,129)	7,806	(4,266)	15,643

Net increase (decrease) in cash and cash equivalents	$57,716	$(334,795)	$927,885	$(195,367)

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Statements of Cash Flows – by Quarter
($ in thousands)

	Three Months Ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011

Net cash provided by (used in) operating activities	$(146,368)	$40,216	$(26,496)	$(32,689)	$(71,852)

Net cash provided by (used in) investing activities	216,909	170,213	388,556	443,722	(207,148)

Net cash provided by (used in) financing activities	(6,696)	(20,788)	(62,533)	(31,895)	(63,601)

Effect of foreign currency exchange rate changes on cash	(6,129)	7,055	(1,392)	(3,800)	7,806

Net increase (decrease) in cash and cash equivalents	$57,716	$196,696	$298,135	$375,338	$(334,795)

Platinum Underwriters Holdings, Ltd.
Segment Reporting – Three Month Summary
($ in thousands)

	Three Months Ended December 31, 2012				Three Months Ended December 31, 2011
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Net premiums written	$61,458	$67,676	$4,767	$133,901	$76,836	$74,547	$2,335	$153,718

Net premiums earned	67,538	72,284	4,799	144,621	81,980	82,785	2,557	167,322
Net losses and loss adjustment expenses	47,200	(57,482)	2,512	(7,770)	76,194	52,459	(3,621)	125,032
Net acquisition expenses	9,308	16,415	2,689	28,412	11,645	19,251	4,008	34,904
Other underwriting expenses	9,190	6,614	358	16,162	6,341	4,541	223	11,105
Segment underwriting income (loss)*	$1,840	$106,737	$(760)	107,817	$(12,200)	$6,534	$1,947	(3,719)

Net investment income				22,031				29,758
Net realized gains on investments				18,455				718
Net impairment losses on investments				(149)				(14,746)
Other income (expense)				527				(193)
Corporate expenses not allocated to segments				(7,646)				(3,063)
Net foreign currency exchange (losses) gains				(292)				294
Net changes in fair value of derivatives				-				965
Interest expense				(4,777)				(4,770)
Income (loss) before income taxes				$135,966				$5,244

Underwriting ratios:*
Net loss and loss adjustment expense	69.9%	(79.5%)	52.3%	(5.4%)	92.9%	63.4%	(141.6%)	74.7%
Net acquisition expense	13.8%	22.7%	56.0%	19.6%	14.2%	23.3%	156.7%	20.9%
Other underwriting expense	13.6%	9.2%	7.5%	11.2%	7.7%	5.5%	8.7%	6.6%
Combined	97.3%	(47.6%)	115.8%	25.4%	114.8%	92.2%	23.8%	102.2%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	69.9%	(79.5%)	52.3%	(5.4%)	92.9%	63.4%	(141.6%)	74.7%
Net acquisition expense	14.5%	23.3%	55.9%	20.4%	14.0%	23.5%	169.9%	21.0%
Other underwriting expense	15.0%	9.8%	7.5%	12.1%	8.3%	6.1%	9.6%	7.2%
Combined	99.4%	(46.4%)	115.7%	27.1%	115.2%	93.0%	37.9%	102.9%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Segment Reporting – Twelve Month Summary
($ in thousands)

	Twelve Months Ended December 31, 2012				Twelve Months Ended December 31, 2011
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Net premiums written	$256,182	$287,112	$21,706	$565,000	$344,682	$296,989	$9,843	$651,514

Net premiums earned	253,604	294,122	18,770	566,496	356,976	318,734	13,742	689,452
Net losses and loss adjustment expenses	132,580	43,763	7,317	183,660	628,062	178,650	(1,275)	805,437
Net acquisition expenses	34,342	68,987	12,108	115,437	49,348	72,738	11,091	133,177
Other underwriting expenses	31,140	22,937	1,105	55,182	27,622	19,002	940	47,564
Segment underwriting income (loss)*	$55,542	$158,435	$(1,760)	212,217	$(348,056)	$48,344	$2,986	(296,726)

Net investment income				99,947				125,863
Net realized gains on investments				88,754				3,934
Net impairment losses on investments				(3,031)				(22,370)
Other income (expense)				(239)				645
Corporate expenses not allocated to segments				(25,271)				(15,615)
Net foreign currency exchange (losses) gains				(1,055)				473
Net changes in fair value of derivatives				-				(4,329)
Interest expense				(19,098)				(19,072)
Income (loss) before income taxes				$352,224				$(227,197)

Underwriting ratios:*
Net loss and loss adjustment expense	52.3%	14.9%	39.0%	32.4%	175.9%	56.0%	(9.3%)	116.8%
Net acquisition expense	13.5%	23.5%	64.5%	20.4%	13.8%	22.8%	80.7%	19.3%
Other underwriting expense	12.3%	7.8%	5.9%	9.7%	7.7%	6.0%	6.8%	6.9%
Combined	78.1%	46.2%	109.4%	62.5%	197.4%	84.8%	78.2%	143.0%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	52.3%	14.9%	39.0%	32.4%	175.9%	56.0%	(9.3%)	116.8%
Net acquisition expense	13.2%	23.8%	58.2%	20.3%	13.9%	22.6%	104.1%	19.2%
Other underwriting expense	12.2%	8.0%	5.1%	9.8%	8.0%	6.4%	9.5%	7.3%
Combined	77.7%	46.7%	102.3%	62.5%	197.8%	85.0%	104.3%	143.3%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment – by Quarter
($ in thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011
Net premiums written	$61,458	$64,876	$61,695	$68,153	$76,836

Net premiums earned	67,538	61,900	62,838	61,328	81,980
Net losses and loss adjustment expenses	47,200	26,790	17,653	40,937	76,194
Net acquisition expenses	9,308	7,078	8,721	9,235	11,645
Other underwriting expenses	9,190	7,661	7,454	6,835	6,341
Segment underwriting income (loss)*	$1,840	$20,371	$29,010	$4,321	$(12,200)

Underwriting ratios:*
Net loss and loss adjustment expense	69.9%	43.3%	28.1%	66.8%	92.9%
Net acquisition expense	13.8%	11.4%	13.9%	15.1%	14.2%
Other underwriting expense	13.6%	12.4%	11.9%	11.1%	7.7%
Combined	97.3%	67.1%	53.9%	93.0%	114.8%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	69.9%	43.3%	28.1%	66.8%	92.9%
Net acquisition expense	14.5%	11.7%	13.1%	13.5%	14.0%
Other underwriting expense	15.0%	11.8%	12.1%	10.0%	8.3%
Combined	99.4%	66.8%	53.3%	90.3%	115.2%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment – by Quarter
($ in thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011
Net premiums written	$67,676	$72,358	$72,678	$74,400	$74,547

Net premiums earned	72,284	70,326	75,746	75,766	82,785
Net losses and loss adjustment expenses	(57,482)	14,358	45,851	41,036	52,459
Net acquisition expenses	16,415	16,710	18,487	17,375	19,251
Other underwriting expenses	6,614	5,662	5,625	5,036	4,541
Segment underwriting income*	$106,737	$33,596	$5,783	$12,319	$6,534

Underwriting ratios:*
Net loss and loss adjustment expense	(79.5%)	20.4%	60.5%	54.2%	63.4%
Net acquisition expense	22.7%	23.8%	24.4%	22.9%	23.3%
Other underwriting expense	9.2%	8.1%	7.4%	6.6%	5.5%
Combined	(47.6%)	52.3%	92.3%	83.7%	92.2%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	(79.5%)	20.4%	60.5%	54.2%	63.4%
Net acquisition expense	23.3%	23.8%	25.4%	22.7%	23.5%
Other underwriting expense	9.8%	7.8%	7.7%	6.8%	6.1%
Combined	(46.4%)	52.0%	93.6%	83.7%	93.0%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment – by Quarter
($ in thousands)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2012	2012	2012	2012	2011
Net premiums written	$4,767	$8,745	$7,086	$1,108	$2,335

Net premiums earned	4,799	6,362	6,491	1,118	2,557
Net losses and loss adjustment expenses	2,512	3,969	3,613	(2,777)	(3,621)
Net acquisition expenses	2,689	2,380	2,992	4,047	4,008
Other underwriting expenses	358	289	267	191	223
Segment underwriting income (loss)*	$(760)	$(276)	$(381)	$(343)	$1,947

Underwriting ratios:*
Net loss and loss adjustment expense	52.3%	62.4%	55.7%	(248.4%)	(141.6%)
Net acquisition expense	56.0%	37.4%	46.1%	362.0%	156.7%
Other underwriting expense	7.5%	4.5%	4.1%	17.1%	8.7%
Combined	115.8%	104.3%	105.9%	130.7%	23.8%

Statutory underwriting ratios:*
Net loss and loss adjustment expense	52.3%	62.4%	55.7%	(248.4%)	(141.6%)
Net acquisition expense	55.9%	32.8%	43.7%	361.7%	169.9%
Other underwriting expense	7.5%	3.3%	3.8%	17.2%	9.6%
Combined	115.7%	98.5%	103.2%	130.5%	37.9%

* Segment underwriting income or loss and underwriting ratios are non-GAAP financial measures as defined by Regulation G.
The underwriting ratios are calculated by dividing each item above by net premiums earned.
The statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Net losses & LAE are divided by net premiums earned;
(2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written – Supplemental Information
($ in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Property and Marine
Excess-of-Loss	$49,635	$57,034	$209,919	$275,879
Proportional	11,823	19,802	46,263	68,803
Subtotal Property and Marine	61,458	76,836	256,182	344,682
Casualty
Excess-of-Loss	51,452	61,981	231,379	242,314
Proportional	16,224	12,566	55,733	54,675
Subtotal Casualty	67,676	74,547	287,112	296,989
Finite Risk
Excess-of-Loss	-	-	-	531
Proportional	4,767	2,335	21,706	9,312
Subtotal Finite Risk	4,767	2,335	21,706	9,843
Combined Segments
Excess-of-Loss	101,087	119,015	441,298	518,724
Proportional	32,814	34,703	123,702	132,790
Total	$133,901	$153,718	$565,000	$651,514

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Property and Marine
United States	$42,553	$46,954	$161,838	$189,442
International	18,905	29,882	94,344	155,240
Subtotal Property and Marine	61,458	76,836	256,182	344,682
Casualty
United States	60,352	65,596	258,218	258,450
International	7,324	8,951	28,894	38,539
Subtotal Casualty	67,676	74,547	287,112	296,989
Finite Risk
United States	4,767	2,335	21,706	9,843
International	-	-	-	-
Subtotal Finite Risk	4,767	2,335	21,706	9,843
Combined Segments
United States	107,672	114,885	441,762	457,735
International	26,229	38,833	123,238	193,779
Total	$133,901	$153,718	$565,000	$651,514

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business – Three Month Summary
($ in thousands)

	Three Months Ended December 31, 2012			Three Months Ended December 31, 2011
	Gross Premiums Written	Net Premiums Written	Net Premiums Earned	Gross Premiums Written	Net Premiums Written	Net Premiums Earned
Property and Marine
North American Property Proportional	$2,027	$2,027	$2,064	$2,688	$2,688	$1,996
North American Property Catastrophe	24,962	24,962	25,416	18,966	18,966	20,996
North American Property Risk	10,413	10,414	10,137	11,140	11,140	10,017
Other Property	5,831	5,831	5,903	14,744	14,744	14,866
Marine / Aviation Proportional	2,785	2,785	2,471	937	937	1,028
Marine / Aviation Excess	2,081	2,081	2,046	2,011	2,034	1,647
International Property Proportional	3,694	3,694	4,507	5,280	5,280	5,324
International Property Catastrophe	11,845	7,594	13,253	18,615	17,561	23,167
International Property Risk	2,070	2,070	1,741	3,486	3,486	2,939
Subtotal	65,708	61,458	67,538	77,867	76,836	81,980

Casualty
Clash	2,326	2,326	2,357	2,384	2,384	2,342
1st Dollar GL	2,458	2,458	2,532	3,152	3,152	3,305
1st Dollar Other	4,320	4,320	4,184	2,462	2,462	2,504
Casualty Excess	41,555	41,555	44,073	50,129	50,129	52,799
Accident & Health	8,355	8,304	10,534	6,189	6,189	9,965
International Casualty	4,482	4,482	4,911	4,911	4,911	5,547
International Motor	550	550	664	832	832	953
Financial Lines	3,681	3,681	3,029	4,488	4,488	5,370
Subtotal	67,727	67,676	72,284	74,547	74,547	82,785

Finite Risk
Finite Property	-	-	-	-	-	-
Finite Casualty	4,767	4,767	4,799	2,335	2,335	2,557
Subtotal	4,767	4,767	4,799	2,335	2,335	2,557

Total	$138,202	$133,901	$144,621	$154,749	$153,718	$167,322

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business – Twelve Month Summary
($ in thousands)

	Twelve Months Ended December 31, 2012			Twelve Months Ended December 31, 2011
	Gross Premiums Written	Net Premiums Written	Net Premiums Earned	Gross Premiums Written	Net Premiums Written	Net Premiums Earned
Property and Marine
North American Property Proportional	$5,283	$5,283	$5,405	$5,655	$5,655	$7,047
North American Property Catastrophe	92,641	92,905	89,959	107,867	92,766	94,912
North American Property Risk	35,636	35,378	36,783	38,464	38,734	40,473
Other Property	31,238	31,238	31,238	55,505	55,505	55,504
Marine / Aviation Proportional	7,531	7,531	6,776	4,877	4,877	5,481
Marine / Aviation Excess	6,136	6,136	6,925	5,534	5,558	7,347
International Property Proportional	15,682	15,682	16,741	18,397	18,397	18,111
International Property Catastrophe	58,561	53,919	51,580	133,340	112,365	117,882
International Property Risk	8,110	8,110	8,197	10,825	10,825	10,219
Subtotal	260,818	256,182	253,604	380,464	344,682	356,976

Casualty
Clash	9,314	9,314	9,443	10,267	10,267	10,187
1st Dollar GL	9,015	9,015	11,647	17,516	17,516	16,533
1st Dollar Other	13,030	13,030	13,637	8,259	8,259	8,882
Casualty Excess	181,101	181,101	183,337	177,808	177,808	189,335
Accident & Health	40,082	39,994	39,789	38,663	38,663	38,761
International Casualty	16,855	16,855	17,929	20,079	20,079	24,418
International Motor	2,027	2,027	2,029	4,053	4,053	4,053
Financial Lines	15,776	15,776	16,311	20,344	20,344	26,565
Subtotal	287,200	287,112	294,122	296,989	296,989	318,734

Finite Risk
Finite Property	-	-	-	531	531	531
Finite Casualty	21,706	21,706	18,770	9,312	9,312	13,211
Subtotal	21,706	21,706	18,770	9,843	9,843	13,742

Total	$569,724	$565,000	$566,496	$687,296	$651,514	$689,452

Platinum Underwriters Holdings, Ltd.
Investments
($ in thousands)

	December 31, 2012			December 31, 2011
	Fair Value	Book Yield	Market Yield	Fair Value	Book Yield	Market Yield
Fixed maturity available-for-sale securities:
U.S. Government	$4,944	2.7%	0.4%	$5,083	2.7%	0.6%
U.S. Government agencies	-	-	-	100,259	0.9%	0.4%
Municipal bonds	1,209,934	4.4%	2.3%	1,660,760	4.7%	3.2%
Non-U.S. governments	50,977	1.6%	0.8%	71,266	2.6%	2.1%
Corporate bonds	300,908	4.4%	2.7%	349,548	4.8%	2.8%
Commercial mortgage-backed securities	135,526	5.3%	2.5%	204,609	5.6%	3.8%
Residential mortgage-backed securities	221,622	1.6%	1.2%	251,627	2.9%	2.9%
Asset-backed securities	17,774	1.7%	1.6%	20,422	1.7%	8.5%
Total fixed maturity available-for-sale securities	$1,941,685	4.0%	2.2%	$2,663,574	4.3%	3.1%

Fixed maturity trading securities:
Non-U.S. governments	$112,813	3.6%	0.4%	$125,126	3.6%	0.9%
Total fixed maturity trading securities	$112,813	3.6%	0.4%	$125,126	3.6%	0.9%

Short-term investments	$172,801	1.8%	2.0%	$588,834	1.0%	0.9%

	December 31, 2012			December 31, 2011
Credit quality of investments*	Fair Value	% of Total		Fair Value	% of Total
Aaa	$776,738	34.9%		$1,504,875	44.6%
Aa	831,190	37.3%		1,037,258	30.7%
A	340,612	15.3%		561,045	16.6%
Baa	231,950	10.4%		202,372	6.0%
Below investment grade	46,809	2.1%		71,984	2.1%
Total	$2,227,299	100.0%		$3,377,534	100.0%

Portfolio information**
Credit Quality	Aa1			Aa2
Book Yield	2.1%			3.0%
Duration	2.6 yrs			3.6 yrs

*
Rated using external rating agencies (primarily Moody’s) including credit enhancements from insurance entities.  As of December 31, 2012, there were approximately $10.0 million of municipal bonds whose ratings of “Aa” included the benefit of guarantees from third-party insurers that would otherwise be rated as “A” without the existence of such guarantees.

**	Our portfolio includes investments, cash and cash equivalents, accrued investment income and net balances due to and from brokers.
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality; Baa-Investment Grade)

Platinum Underwriters Holdings, Ltd.
Fixed Maturity Available-for-Sale Securities Detail
($ in thousands)

	December 31, 2012
	Fair Value	Net Unrealized Gain (Loss)	Credit Quality	Duration	Weighted Average Life
Fixed maturity available-for-sale securities:
U.S. Government	$4,944	$312	Aaa	2.7
Municipal bonds:
State general obligation bonds	737,015	82,497	Aa2	6.5
Essential service bonds*	258,067	23,953	Aa3	5.7
State income tax and sales tax bonds	107,506	15,501	Aa1	7.3
Other municipal bonds	69,495	5,702	Aa2	4.1
Pre-refunded bonds	37,851	2,008	Aa3	1.9
Subtotal	1,209,934	129,661	Aa2	6.1
Non-U.S. governments	50,977	999	Aa1	1.8
Corporate bonds:
Industrial	187,582	11,387	Baa2	5.2
Utilities	68,833	4,886	A3	5.4
Insurance	44,493	4,654	Baa1	4.6
Subtotal	300,908	20,927	Baa1	5.1
Commercial mortgage-backed securities	135,526	8,378	Aa3	2.6	2.9
Residential mortgage-backed securities:
U.S. Government agency residential mortgage-backed securities	200,930	2,154	Aaa	1.0	5.0
Non-agency residential mortgage-backed securities	20,692	(2,863)	Caa2	0.7	6.0
Subtotal	221,622	(709)	Aa2	0.9	5.1
Asset-backed securities:
Asset-backed securities	13,634	34	Aaa	0.1	6.6
Sub-prime asset-backed securities	4,140	534	C	-	7.2
Subtotal	17,774	568	A2	0.1	6.8
Total	$1,941,685	$160,136	Aa3	5.0

*	Essential service bonds include bonds issued for education, transportation and utilities.

Platinum Underwriters Holdings, Ltd.
Corporate Bonds Detail
($ in thousands)

	December 31, 2012
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 20 Holdings
HCC Insurance Holdings, Inc.	$10,000	$11,665	$1,604	Baa1
Mattel, Inc.	10,000	10,965	847	Baa1
Hewlett-Packard Company	10,000	10,254	150	Baa1
MetLife, Inc.	10,000	10,065	65	A3
Anglo American plc	8,000	9,775	471	Baa1
American Electric Power Company, Inc.	7,500	8,451	958	Baa1
Loews Corporation	6,000	7,439	1,429	Baa2
Snap-On Incorporated	7,000	7,336	320	Baa1
Newmont Mining Corporation	7,000	7,202	251	Baa1
Teck Resources Limited	6,750	7,090	372	Baa2
Southern Company	6,625	6,898	283	A3
Rio Tinto plc	5,000	6,869	853	A3
Hess Corporation	5,000	6,588	723	Baa2
CMS Energy Corporation	5,000	6,469	910	A3
Entergy Corporation	6,000	6,289	288	Baa2
Northeast Utilities	5,700	6,172	267	Baa2
NextEra Energy, Inc.	5,750	6,163	420	Aa3
ArcelorMittal	5,000	6,039	(141)	Ba1
FirstEnergy Corp.	5,000	5,766	768	Baa2
Grupo Mexico, S.A.B de C.V	$5,000	$5,726	$704	Baa2

Platinum Underwriters Holdings, Ltd.
Municipal Bonds Detail
($ in thousands)

	December 31, 2012
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 10 Exposures by Jurisdiction
Pennsylvania	$110,200	$129,040	$18,142	Aa2
Connecticut	95,500	110,171	13,131	Aa3
Illinois	97,500	106,246	7,925	A2
California	79,665	94,696	13,446	A1
Texas	61,830	69,894	7,858	Aa1
Massachusetts	57,510	65,125	6,261	Aa2
District of Columbia	47,745	54,341	6,444	Aa2
New York	44,500	51,877	7,122	Aa1
Mississippi	43,255	46,760	2,693	Aa2
Hawaii	$35,000	$42,784	$7,665	Aa2

	December 31, 2012
	Par Value	Fair Value	Net Unrealized Gain (Loss)	Credit Quality
Top 10 Holdings by Issuer
State of California	$77,665	$92,478	$13,264	A1
State of Pennsylvania	76,700	90,903	13,724	Aa2
State of Connecticut	78,500	90,292	10,252	Aa3
State of Illinois	73,000	78,626	4,985	A2
State of Massachusetts	47,510	52,864	4,000	Aa1
State of Mississippi	43,255	46,760	2,693	Aa2
State of Texas	39,900	46,031	5,969	Aaa
State of Hawaii	35,000	42,784	7,665	Aa2
New Jersey Economic Development Authority	36,500	36,876	376	A1
New York State Urban Development Corporation	$27,000	$32,074	$5,074	Aaa

	December 31, 2012
	Fair Value	% of Total
Credit quality of municipal bond portfolio*
Aaa	$172,506	14.3%
Aa	772,942	63.8%
A	257,167	21.3%
Baa	7,319	0.6%
Total	$1,209,934	100.0%

*
Rated using external rating agencies (primarily Moody’s) including credit enhancements from insurance entities.  As of December 31, 2012, there were approximately $10.0 million of municipal bonds whose ratings of “Aa” included the benefit of guarantees from third-party insurers that would otherwise be rated as “A” without the existence of such guarantees.

(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality; Baa-Investment Grade)

Platinum Underwriters Holdings, Ltd.
Net Realized Gains (Losses) on Investments and Net Impairment Losses on Investments
($ in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
Net realized gains (losses) on investments by entity:
Subsidiary domiciled in Bermuda	$14,364	$718	$72,606	$5,710
Subsidiaries domiciled in the United States	4,091	-	16,148	(1,776)
Total	$18,455	$718	$88,754	$3,934

Net realized gains (losses) on investments by type:
Sale of securities	$19,178	$5	$90,097	$1,419
Mark-to-market on trading securities	(723)	713	(1,343)	2,515
Total	$18,455	$718	$88,754	$3,934

Net impairment losses on investments by entity:
Subsidiary domiciled in Bermuda	$42	$10,141	$2,168	$16,384
Subsidiaries domiciled in the United States	107	4,605	863	5,986
Total	$149	$14,746	$3,031	$22,370

Net impairment losses on investments by type of security:
Commercial mortgage-backed securities	$-	$6	$30	$6
Residential mortgage-backed securities	57	12,660	2,896	18,970
Asset-backed securities	92	2,080	105	3,394
Total	$149	$14,746	$3,031	$22,370

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and Loss Adjustment Expenses
($ in thousands)

	Analysis of Losses and Loss Adjustment Expenses
	Twelve Months Ended December 31, 2012 (1)				Twelve Months Ended December 31, 2011 (2)
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %
Paid losses and loss adjustment expenses	$620,304	$73	$620,231	337.7%	$672,148	$38,859	$633,289	78.6%
Change in unpaid losses and loss adjustment expenses	(436,928)	(357)	(436,571)		167,175	(4,973)	172,148
Losses and loss adjustment expenses incurred	$183,376	$(284)	$183,660		$839,323	$33,886	$805,437

	Analysis of Unpaid Losses and Loss Adjustment Expenses
	As of December 31, 2012				As of December 31, 2011
	Gross	Ceded	Net	%	Gross	Ceded	Net	%
Outstanding losses and loss adjustment expenses	$799,593	$3,594	$795,999	40.7%	$894,403	$3,914	$890,489	37.3%
Incurred but not reported	1,161,689	3	1,161,686	59.3%	1,495,211	41	1,495,170	62.7%
Unpaid losses and loss adjustment expenses	$1,961,282	$3,597	$1,957,685	100.0%	$2,389,614	$3,955	$2,385,659	100.0%

(1)	Gross and ceded losses and loss adjustment expenses incurred includes effects of foreign currency exchange rate losses and gains of $8,596 and $1, respectively.
(2)	Gross and ceded losses and loss adjustment expenses incurred includes effects of foreign currency exchange rate losses and gains of $5,061 and $16, respectively.

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums and Commissions
($ in millions)
	Three Months Ended December 31, 2012				Three Months Ended December 31, 2011
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Non-Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$7,263	$114,329	$1,310	$122,902	$6,987	$14,049	$6,428	$27,464
Net premium adjustments related to prior years' losses	131	475	-	606	833	59	-	892
Net commission adjustments related to prior years' losses	172	693	(1,693)	(828)	325	(697)	(3,425)	(3,797)
Net favorable (unfavorable) development	7,566	115,497	(383)	122,680	8,145	13,411	3,003	24,559

Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	(901)	2	-	(899)	3,100	77	-	3,177
Net premium adjustments related to prior years' losses	(89)	-	-	(89)	(680)	-	-	(680)
Net commission adjustments related to prior years' losses	1	-	-	1	-	-	-	-
Net favorable (unfavorable) development	(989)	2	-	(987)	2,420	77	-	2,497

Total net favorable (unfavorable) development	$6,577	$115,499	$(383)	$121,693	$10,565	$13,488	$3,003	$27,056

	Twelve Months Ended December 31, 2012				Twelve Months Ended December 31, 2011
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total
Non-Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$32,993	$182,025	$7,865	$222,883	$22,009	$59,375	$11,758	$93,142
Net premium adjustments related to prior years' losses	4,211	2,451	-	6,662	287	662	-	949
Net commission adjustments related to prior years' losses	350	(322)	(8,106)	(8,078)	(179)	(190)	(8,148)	(8,517)
Net favorable (unfavorable) development	37,554	184,154	(241)	221,467	22,117	59,847	3,610	85,574

Major Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	12,671	(11)	-	12,660	19,426	45	371	19,842
Net premium adjustments related to prior years' losses	(60)	-	-	(60)	(1,035)	-	-	(1,035)
Net commission adjustments related to prior years' losses	(36)	-	-	(36)	(10)	-	-	(10)
Net favorable (unfavorable) development	12,575	(11)	-	12,564	18,381	45	371	18,797

Total net favorable (unfavorable) development	$50,129	$184,143	$(241)	$234,031	$40,498	$59,892	$3,981	$104,371

Platinum Underwriters Holdings, Ltd.
Estimated Exposure to Peak Zone Property Catastrophe Losses
As of January 1, 2013
($ in millions)

Estimated Probable Maximum Losses by Zone and Peril

		20 Year Return Period		100 Year Return Period		250 Year Return Period
Zones	Peril	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss
United States/Caribbean	Hurricane	$96	$96	$185	$185	$229	$229
United States	Earthquake	19	19	106	106	148	148
Pan-European	Windstorm	52	34	134	99	160	125
Japanese	Typhoon	7	7	69	69	70	70
Japanese	Earthquake	12	12	156	156	212	212
Canadian	Earthquake	$-	$-	$50	$50	$83	$83

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, personal accident contracts and catastrophe contributions from insurance-linked securities using commercially available catastrophe models, which are applied and adjusted by the Company.  These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions.  These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes.  Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are net of reinstatement premiums but before income tax.  Net loss estimates are net of reinstatement premiums and net of retrocessional recoveries but before income tax.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies.  These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above.  In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses.  Such estimates, therefore, should not be considered as a representation of actual losses.  Investors should not rely on the foregoing information when considering investment in the Company.  The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.